                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                December 9, 1998
                Date of Report (Date of earliest event reported)





                               MESSAGEMEDIA, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                         000-21751                          33-0612860
----------------------------         ------------------------              ----------------
(State or other jurisdiction         (Commission File Number)              (I.R.S. Employer
      of incorporation)                                                   Identification No.)


                    4104 Sorrento Valley Boulevard, Suite 200
                           San Diego, California 92121
                    (Address of principal executive offices)

                                 (619) 410-3700
              (Registrant's telephone number, including area code)

ITEM 2.               ACQUISITION OR DISPOSITION OF ASSETS

        Acquisition of Email Publishing Inc.

        On December 9, 1998, MessageMedia, Inc. (formerly First Virtual Holdings Incorporated) (the "Company") completed its acquisition of Email Publishing Inc., a Delaware corporation ("EPub"), pursuant to that Agreement and Plan of Reorganization (the "EPub Reorganization Agreement"), dated as of August 20, 1998, among the Company, EPub, EPub Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (the "EPub Merger Sub"), certain stockholders of EPub, and Chase Manhattan Bank & Trust Company, N. A., as escrow agent. The acquisition of EPub pursuant to the Reorganization Agreement was approved by the stockholders of the Company at a special meeting of stockholders the Company held on December 9, 1998. In the acquisition, the EPub Merger Sub merged with and into EPub, EPub become a wholly-owned subsidiary of the Company and the former stockholders of EPub received shares of the Company Common Stock in exchange for their shares of EPub at the exchange ratio described below (the "EPub Merger").

        Pursuant to the EPub Reorganization Agreement, each share of common stock and preferred stock of EPub ("EPub Capital Stock") outstanding immediately prior to the Effective Time (as defined in the EPub Reorganization Agreement) was converted into the right to receive approximately 2.1987 shares of the Company Common Stock (the "Exchange Ratio"). In addition, all options and warrants to purchase EPub Capital Stock outstanding immediately prior to the Effective Time were assumed by the Company, subject only to adjustment to maintain the economic equivalence of the assumed options and warrants on the basis of the Exchange Ratio.

        An aggregate of 6,000,000 shares of the Company Common Stock are issuable pursuant to the EPub Merger in respect of the outstanding shares of EPub Capital Stock, as well as the outstanding options and warrants to purchase EPub Capital Stock which the Company assumed. All shares issued or to be issued pursuant to the EPub Merger, other than the shares to be issued in respect of the assumed options, were or will be issued in reliance on exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act"). As a result, all shares of the Company Common Stock, other than the shares to be issued in respect of the assumed options, are or will be subject to restrictions on transfer under the applicable provisions of the Securities Act, as well as certain contractual limitations on resale. Under the terms of the EPub Merger, the Company has granted the former stockholders of EPub certain rights to register under the Securities Act the shares of the Company Common Stock received in connection with the EPub Merger.

        Under the terms of the EPub Reorganization Agreement, twenty percent of the shares of Company Common Stock issuable pursuant to the EPub Merger (excluding shares issuable to Catalyst Infotech Development Fund, L.P., Grandhaven L.L.C., Hexagon Investments L.L.C., Labyrinth Enterprises L.L.C. and Legacy Enterprises L.L.C.) will be held in escrow for a period of one year and during that time may be used to satisfy certain indemnification obligations of the former EPub stockholders, other than Catalyst Infotech Development Fund, L.P., Grandhaven L.L.C., Hexagon Investments L.L.C., Labyrinth Enterprises L.L.C. and Legacy Enterprises L.L.C.

        The parties intend that the EPub Merger be treated as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, and the Company will treat the EPub Merger as a "purchase" for accounting purposes.

        The summary of the provisions of the EPub Reorganization Agreement set forth above is qualified in its entirety by reference to the EPub Reorganization Agreement, which is incorporated herein by reference to the Company's Current Report on Form 8-K, as filed with the Securities and Exchange Commission (the "Commission") on August 25, 1998.

        Acquisition of Distributed Bits L.L.C.

        On December 11, 1998, the Company completed its acquisition of Distributed Bits L.L.C., an Illinois limited liability company ("DBits"), pursuant to that Agreement and Plan of Reorganization (the "DBits Reorganization Agreement"), dated November 18, 1998, among the Company, DB Acquisition Corp., a wholly-owned subsidiary of the Company (the "DB Merger Sub"), DBits, Derek Scruggs, DBI L.L.C., Richard Angell as the Member Representative and Chase Manhattan Bank & Trust Company, National Association. In the acquisition, DBits was merged with and into the DB Merger Sub (the "DBits Merger") and the former members of DBits received shares of the Company Common Stock and warrants for the purchase of shares of Company Common Stock in exchange for all of their membership interests in DBits. In addition, all options to purchase units of membership interests in DBits outstanding immediately prior to the effective time of the DBits Merger were assumed by the Company, subject only to adjustment to maintain the economic equivalence of the assumed options.

        An aggregate of 1,850,000 shares of the Company Common Stock are issuable pursuant to the DBits Merger, in respect of the outstanding membership interests in DBits, as well as the outstanding options to purchase membership interests in DBits which the Company assumed. All shares issued or to be issued pursuant to the DBits Merger, other than the shares to be issued in respect of the assumed options, were or will be issued in reliance on exemptions from registration under the Securities Act. As a result, all shares of the Company Common Stock, other than the shares to be issued in respect of the assumed options, are or will be subject to restrictions on transfer under the applicable provisions of the Securities Act. Some of such shares will also be subject to certain contractual limitations on resale. Under the terms of the DBits Merger, the Company has granted the former members of DBits certain rights to register under the Securities Act a number of shares of the Company Common Stock received in connection with the DBits Merger.

        Under the terms of the DBits Reorganization Agreement, twenty percent of the shares of Company Common Stock issuable pursuant to the DBits Merger (excluding shares issuable pursuant to warrants and assumed options) will be held in escrow for a period of one year and during that time may be used to satisfy certain indemnification obligations of the former DBits members.

        The parties intend that the DBits Merger be treated as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, and the Company will treat the DBits Merger as a "purchase" for accounting purposes.

        The summary of the provisions of the DBits Reorganization Agreement set forth above is qualified in its entirety by reference to the DBits Reorganization Agreement, which is incorporated herein by reference to the Company's Current Report on Form 8-K, as filed with the Commission on November 30, 1998.

 ITEM 5.       OTHER EVENTS

        On December 9, 1998, the Company (i) changed its name from "First Virtual Holdings Incorporated" to "MessageMedia, Inc." and (ii) increased the number of authorized shares of the Company Common Stock from 40,000,000 to 100,000,000 shares, by filing a certificate of amendment to the Company's amended and restated certificate of incorporation with the Delaware Secretary of State.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION  AND
               EXHIBITS.

(a)     Financial Statements of Businesses Acquired

        It is impracticable for the Company to provide the required financial statements for the businesses acquired at the time of filing this report, but the Company will file such required financial statements, to the extent required pursuant to this item and Rule 3-05(b) of Regulation S-X, by amendment to this report as soon as practicable, but not later than sixty days after this report was required to be filed initially.

(b)     Pro Forma Financial Information

                                                                                   Page
                                                                                   ----
        Unaudited Pro Forma Combined Condensed Financial Information of the
        Company, Email Publishing Inc. and Distributed Bits L.L.C.

               Unaudited Pro Forma Combined Condensed Balance Sheet as of
               September 30, 1998                                                    4

               Unaudited Pro Forma Combined Statement of Operations for the
               Nine Months Ended September 30, 1998                                  5

               Unaudited Pro Forma Combined Statement of Operations for the
               Year Ended December 31, 1997                                          6

               Notes to Unaudited Pro Forma Financial Information                    7

(c)     Exhibits

        2.1 Agreement and Plan of Reorganization dated August 20, 1998 among the Company, EPub Holdings, Inc., Email Publishing Inc., certain stockholders of Email Publishing Inc. and Chase Manhattan Bank & Trust Company, National Association(1).

        2.2 Agreement and Plan of Reorganization dated November 18, 1998 among the Company, DB Acquisition Corp., Distributed Bits L.L.C., Derek Scruggs, DBI L.L.C. and Richard Angell as the Member Representative and Chase Manhattan Bank & Trust Company, National Association as Escrow Agent(2).

        3.1 Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation.

        99.1   Press Release dated December 16, 1998.

------------
(1) Incorporated herein by reference to the Company's Current Report on Form 8-K, as filed with the Commission on August 25, 1998.

(2) Incorporated herein by reference to the Company's Current Report on Form 8-K, as filed with the Commission on November 30, 1998.

                      FIRST VIRTUAL HOLDINGS INCORPORATED,
               EMAIL PUBLISHING, INC. AND DISTRIBUTED BITS L.L.C.

                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                               SEPTEMBER 30, 1998
                                   (Unaudited)

                                                PENDING PURCHASE TRANSACTIONS      PRO FORMA ADJUSTMENTS
                                                ------------------------------------------------------------
                                   FIRST VIRTUAL      EMAIL      DISTRIBUTED       EMAIL         DISTRIBUTED       COMBINED
                                     HOLDINGS       PUBLISHING      BITS         PUBLISHING          BITS          PRO FORMA
                                   ----------------------------------------------------------   -------------   -------------
Assets
Current assets:
  Cash and cash equivalents        $ 7,620,705     $   92,303     $  (22,707)    $        --     $        --     $  7,690,301
  Accounts receivable                   85,842        194,036             --              --              --          279,878
  Notes receivable                     100,000             --             --              --              --          100,000
  Prepaid expenses and other           405,115         13,167         34,196              --              --          452,478
                                   ----------------------------------------------------------   -------------   -------------
Total current assets                 8,211,662        299,506         11,489              --              --        8,522,657

Furniture, equipment
  & software, net                    1,285,885        230,894         98,183              --              --        1,614,962
Organization and other
  costs, net                            57,277             --             --              --              --           57,277
Intangibles                                 --             --                     18,415,277 (d)   5,326,761 (i)   24,492,038
                                                                          --         500,000 (f)     250,000 (i)
Other assets                            42,263         10,389          1,500              --              --           54,152
                                   ----------------------------------------------------------   -------------   -------------
Total assets                       $ 9,597,087     $  540,789     $  111,172     $18,915,277     $ 5,576,761     $ 34,741,086
                                   ==========================================================   =============   =============

Liabilities and
  stockholders' equity
Current liabilities:
  Accounts payable                 $   671,879     $  132,348     $   82,144     $   500,000 (f) $   250,000 (j) $  1,636,371
  Accrued compensation
    & related liabilities              146,294             --         39,939              --              --          186,233
  Deferred revenue                          --             --         36,000              --              --           36,000
  Accrued interest                          --          4,002             --              --              --            4,002
  Other accrued liabilities            364,678         18,779             --              --              --          383,457
  Payable to First Virtual                  --        100,000             --              --              --          100,000
  Payable on equipment                      --          4,077             --              --              --            4,077
  Current portion, due to
    stockholder                        270,000        200,000             --              --              --          470,000
  Current portion, note
    payable to bank                         --         31,314             --              --              --           31,314
  Current portion, capital
    lease obligations                       --         35,200         14,053              --              --           49,253
                                   ----------------------------------------------------------   -------------   -------------
Total current liabilities            1,452,851        525,720        172,136         500,000         250,000        2,900,707

Long term liabilities
  Amount due to stockholder            125,000             --             --              --              --          125,000
  Note payable to bank                      --         42,291             --              --              --           42,291
  Deferred rent                             --         12,523             --              --              --           12,523
  Obligation under capital lease            --         38,602         32,272              --              --           70,874
                                   ----------------------------------------------------------   -------------   -------------
Total long term liabilities            125,000         93,416         32,272              --              --          250,688

Total liabilities                    1,577,851        619,136        204,408         500,000         250,000        3,151,395

Stockholders' equity:
  Preferred stock                           --            632             --            (632)(a)          --               --
  Common stock                          33,062          1,907             --             632 (a)       1,350 (i)       34,970
                                                                                      (2,539)(b)          --               --
                                                                                       5,583 (d)                           --
  Members' equity                           --             --      1,878,097                      (1,878,097)(g)           --
  Additional paid in capital        46,034,536      1,240,295             --           2,539 (b)   1,878,097 (g)   49,155,467
                                                                                    (694,811)(c)  (1,927,223)(h)   (2,622,034)
                                                                                  18,409,694 (d)   5,325,411 (i)   23,740,130
                                                                                   1,300,000 (e)                    1,300,000
  Warrants                           1,080,828             --             --              --              --        1,080,828
  Deferred compensation                (38,093)      (626,370)       (44,110)             --              --         (708,573)
  Accumulated deficit              (39,091,097)      (694,811)    (1,927,223)        694,811 (c)   1,927,223 (h)  (39,091,097)
                                                                                  (1,300,000)(e)                   (1,300,000)
                                   ----------------------------------------------------------   -------------   -------------
Total stockholders' equity           8,019,236        (78,347)       (93,236)     18,415,277       5,326,761       31,589,691
                                   ----------------------------------------------------------   -------------   -------------
Total liabilities and
  stockholders' equity             $ 9,597,087     $  540,789     $  111,172     $18,915,277     $ 5,576,761     $ 34,741,086
                                   ==========================================================   =============   =============

                 See accompanying notes to unaudited pro forma
                    combined condensed financial statements.

                      FIRST VIRTUAL HOLDINGS INCORPORATED,
               EMAIL PUBLISHING, INC. AND DISTRIBUTED BITS L.L.C.

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (Unaudited)

                                                PENDING PURCHASE TRANSACTIONS      PRO FORMA ADJUSTMENTS
                                                ------------------------------------------------------------
                                   FIRST VIRTUAL      EMAIL      DISTRIBUTED       EMAIL         DISTRIBUTED       COMBINED
                                     HOLDINGS       PUBLISHING      BITS         PUBLISHING          BITS          PRO FORMA
                                   ------------------------------------------------------------------------------------------
Revenues                           $   844,926     $  951,041     $        --    $        --              --       $  1,795,967

Cost of revenues                        44,830            --               --             --              --           44,830
                                   ------------------------------------------------------------------------------------------
Gross profit                           800,096        951,041              --             --              --        1,751,137

Operating expenses
  Marketing & sales                  1,423,492        345,141              --             --              --        1,768,633
  Research, development,
    & engineering                    3,892,823         76,432         611,109             --              --         4,580,364
  General & administrative           2,781,554        861,869         575,300             --              --        4,218,723
  Restructuring charge                 812,166             --              --             --              --          812,166
  Depreciation and amortization      1,145,357             --              --      7,093,229(a)    2,091,285(c)    10,329,871
                                   ------------------------------------------------------------------------------------------
Total operating expenses            10,055,392      1,283,442       1,186,409      7,093,229       2,091,285       21,709,757

                                   ------------------------------------------------------------------------------------------
Loss from operations                (9,255,296)      (332,401)     (1,186,409)    (7,093,229)     (2,091,285)     (19,958,620)
  Interest income                      128,364          1,994              --             --               --         130,358
  Interest expense                     (68,155)       (26,059)             --             --               --         (94,214)
  Other income                              --            400              --             --               --             400

                                   ------------------------------------------------------------------------------------------
Net loss                            (9,195,087)      (356,066)     (1,186,409)    (7,093,229)     (2,091,285)     (19,922,076)
Preferred stock dividend              (153,126)            --              --             --              --         (153,126)
                                   ------------------------------------------------------------------------------------------
Net loss applicable
  to common shares                 $(9,348,213)    $ (356,066)    $(1,186,409)   $(7,093,229)    $(2,091,285)    $(20,075,202)
                                   ==========================================================================================
Net loss per share,
  basic and diluted                $     (0.52)    $    (0.19)                                                   $      (0.80)
                                   ==========================                                                    ============
Shares used in per share
  computation, basic and
  diluted                           18,125,810      1,906,503                      3,676,182(b)    1,350,000(d)    25,058,495

------------

(a) Adjustment to reflect the nine-month amortization of goodwill and other intangibles based on the allocation of the assumed purchase price in the September 30, 1998 pro forma balance sheet for Email Publishing, Inc.

(b) Adjustment to the average common shares outstanding for the elimination of EPub's shares and the issuance of 5,582,685 shares of First Virtual common stock.

(c) Adjustment to reflect the nine-month amortization of goodwill and other intangibles based on the allocation of the assumed purchase price in the September 30, 1998 pro forma balance sheet for Distributed Bits.

(d) Adjustment to the average common shares outstanding for the issuance of 1,350,000 shares of First Virtual common stock for all the equity interests at Distributed Bits based on an assumed purchase price of $5,527,635 in First Virtual common stock at a price of $3.65 per share.

The above pro forma combined statement of operations does not include a $1.3 million in-process technolgy charge to be recorded by First Virtual Holdings in conjunction with the proposed merger for the estimated fair value of the in-process technology of Email Publishing.

                 See accompanying notes to unaudited pro forma
                    combined condensed financial statements.

                      FIRST VIRTUAL HOLDINGS INCORPORATED,
               EMAIL PUBLISHING, INC. AND DISTRIBUTED BITS L.L.C.

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                  (Unaudited)

                                                PENDING PURCHASE TRANSACTIONS      PRO FORMA ADJUSTMENTS
                                                ------------------------------------------------------------
                                   FIRST VIRTUAL      EMAIL      DISTRIBUTED       EMAIL         DISTRIBUTED       COMBINED
                                     HOLDINGS       PUBLISHING      BITS         PUBLISHING          BITS          PRO FORMA
                                   ------------------------------------------------------------------------------------------
Revenues                           $  1,450,598    $  335,631     $        --    $        --     $        --     $  1,786,229

Cost of revenues                        270,416           --               --             --              --          270,416
                                   ------------------------------------------------------------------------------------------
Gross profit                          1,180,182       335,631              --             --              --        1,515,813

Operating expenses
  Marketing & sales                   5,424,110       115,223              --             --              --        5,539,333
  Research, development,
    & engineering                     6,687,177        71,850         477,738             --              --        7,236,765
  General & administrative            4,377,688       415,932         121,170             --              --        4,914,790
  Depreciation and amortization       1,097,716            --              --      9,457,639(a)    2,788,380(c)    13,343,735
                                   ------------------------------------------------------------------------------------------
Total operating expenses             17,586,691       603,005         598,908      9,457,639       2,788,380       31,034,623

Loss from operations                (16,406,509)     (267,374)       (598,908)    (9,457,639)     (2,788,380)     (29,518,810)
  Interest income                       554,587            --              --             --               --         554,587
  Interest expense                      (95,360)        2,849              --             --               --         (92,511)

                                   ------------------------------------------------------------------------------------------
Net loss                            (15,947,282)     (264,525)       (598,908)    (9,457,639)     (2,788,380)     (29,056,734)
Dividend imputed on
  preferred stock                    (1,250,000)           --              --             --              --       (1,250,000)
                                   ------------------------------------------------------------------------------------------
Net loss applicable
  to common shares                 $(17,197,282)   $ (264,525)    $  (598,908)   $(9,457,639)    $(2,788,380)    $(30,306,734)

Net loss per share,
  basic and diluted                $     (1.94)    $    (0.14)                                                   $      (1.92)
                                   ===========     ==========                                                    ============

Shares used in per share
  computation, basic and
  diluted                            8,842,367      1,877,646                      3,705,039(b)    1,350,000(d)    15,775,052

------------

(a) Adjustment to reflect the twelve-month amortization of goodwill and other intangibles based on the allocation of the assumed purchase price in the September 30, 1998 pro forma balance sheet for Email Publishing, Inc.

(b) Adjustment to the average common shares outstanding for the elimination of EPub's shares and the issuance of 5,582,685 shares of First Virtual common stock.

(c) Adjustment to reflect the nine-month amortization of goodwill and other intangibles based on the allocation of the assumed purchase price in the September 30, 1998 pro forma balance sheet for Distributed Bits.

(d) Adjustment to the average common shares outstanding for the issuance of 1,350,000 shares of First Virtual common stock for all the equity interests at Distributed Bits based on an assumed purchase price of $5,527,635 in First Virtual common stock at a price of $3.65 per share.

The above pro forma combined statement of operations does not include a $1.3 million in-process technology charge to be recorded by First Virtual Holdings in conjunction with the proposed merger for the estimated fair value of the in-process technology of Email Publishing.

                 See accompanying notes to unaudited pro forma
                    combined condensed financial statements.

                      FIRST VIRTUAL HOLDINGS INCORPORATED
               EMAIL PUBLISHING, INC. AND DISTRIBUTED BITS L.L.C.

                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                  (Unaudited)


NOTE 1.

The unaudited pro forma financial statements reflect the proposed and pending acquisitions of Email Publishing, Inc. ("EPub") and Distributed Bits L.L.C. ("Dbits") for an aggregate purchase price of $26,290,935.

NOTE 2.

Upon consummation of the proposed merger, First Virtual will acquire all of the common stock and all outstanding rights to acquire shares of common stock of EPub in exchange for 5,582,685 shares of First Virtual common stock and the assumption by First Virtual of options and warrants to acquire up to approximately 417,315 additional shares of First Virtual common stock at a weighted average exercise price of $.04 per share. The purchase price is calculated to be $20,763,300 based on the fair market value of $3.38 per share of First Virtual common stock. The purchase price also includes estimated merger costs of $500,000. The purchase price is subject to change based upon anti-dilution rights of the EPub stockholders during the one year period following the closing of the merger. In the event that First Virtual is required to issue additional shares of First Virtual common stock during this period, additional purchase price will be recorded. The purchase price was allocated as follows based upon a valuation of the tangible and intangible assets, including acquired technology and in-process technology, by an independent appraiser, as well as management's best estimates:

Current assets acquired .................................    $    299,506
Furniture, equipment and software .......................         230,894
Other assets ............................................          10,389
In-process technology ...................................       1,300,000
Developed technology ....................................         900,000
Goodwill ................................................      18,015,277
Liabilities assumed .....................................        (619,136)
Deferred compensation ...................................         626,370
                                                             ------------
                                                             $ 20,763,300

The pro forma combined balance sheet includes the adjustments necessary as if the proposed merger had occurred on September 30, 1998 and reflects the allocation of the purchase price, issuance of First Virtual common stock and elimination of EPub's equity accounts. These adjustments are summarized as follows:

(a) Conversion of all outstanding preferred stock into common stock

(b)  Elimination of existing EPub common stock

(c)  Elimination of EPub's accumulated deficit

(d) Issuance of FV common stock (5,582,685 shares @ $.0001 par value) and record the net assets and deferred compensation of EPub and excess purchase price (goodwill and other intangibles)

(e) Write off of EPub's in-process technology (f) Accrue estimated merger costs to be incurred by First Virtual

NOTE 3.

First Virtual anticipates acquiring all equity interests, including options, warrants or other purchase rights, if any, in Distributed Bits, in exchange for 1,350,000 shares of First Virtual common stock and warrants to purchase an additional 250,000 shares of First Virtual common stock at an exercise price of $6.00 per share and an additional 250,000 shares of First Virtual common stock at $8.00 per share. The number of First Virtual shares to be issued is subject to a reduction of 200,000 shares in lieu of cash consideration in the amount of $250,000 at the option of Distributed Bits equity holders (the "Cash Election"). The purchase price is calculated to be $5,478,509 based on the fair market value of $3.65 per share of First Virtual common stock. The purchase price also includes estimated merger costs of $250,000 and the value of warrants of $350,000. This purchase price will be allocated as follows, based upon management's best estimates:

Current assets acquired .................................     $    11,489
Furniture, equipment and software .......................          98,183
Other assets ............................................           1,500
Goodwill ................................................       5,576,761
Liabilities assumed .....................................        (204,408)
Deferred compensation ...................................          44,110
                                                              -----------
                                                              $ 5,527,635

The pro forma combined balance sheet includes the adjustments necessary as if the pending acquisition had occurred on September 30, 1998 and reflects the allocation of the purchase price, issuance of First Virtual common stock (assuming the Distributed Bits equity holders do not exercise the Cash Election) and elimination of Distributed Bits' equity accounts. These adjustments are summarized as follows:

(g)  Elimination of existing Distributed Bits members' capital

(h)  Elimination of Distributed Bits accumulated deficit

(i) Issuance of FV common stock (1,350,000 shares @ $.0001 par value) and record the net liabilities and deferred compensation of Distributed Bits and excess purchase price (goodwill and other intangibles)

(j)  Record estimated merger costs

NOTE 4.

The allocation of the purchase price was applied to the historical balance sheet or historical statements of operations of First Virtual, EPub and Distributed Bits to arrive at the pro forma combined balance sheet and statements of operations. The developed technology and goodwill are amortized over their estimated useful lives of two years due to the unusually rapid pace of technological development of the Internet. It is not uncommon for a specific technology product or service in the industry to become obsolete in a relatively short period of time. Furthermore, the Internet, as an industry, is in its infancy stage with rapidly shifting trends, technologies, consumer preferences and competitive pressures. The management of EPub has indicated that the technologies and business models developed by their company appear generally to have a useful life of no more than one or two years before they require complete redevelopment. It is anticipated that this rapid rate of change will continue in the future. The technology currently under development, for which technological feasibility has not been established and for which there are no future alternative uses, will be written off at the date of acquisition. Based on an initial review of Distributed Bits technologies and their planned business models, First Virtual's management anticipates that it will be appropriate to use a two year life for Distributed Bits' intangibles as well. In addition, both EPub and Distributed Bits are operating in very competitive environments and competitive advantages are often short lived. The pro forma combined statements of operations for the year ended December 31, 1997 and the nine months ended September 30, 1998 reflect amortization expense of $12,246,019 and $9,184,514, respectively.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MESSAGEMEDIA, INC.



Dated:  December 23, 1998                      By: /s/ Keith Kendrick
                                                  --------------------------
                                                  Keith Kendrick
                                                  President

                                INDEX TO EXHIBITS


    EXHIBIT
    NUMBER                           DESCRIPTION
    -------      --------------------------------------------------------------

      2.1 Agreement and Plan of Reorganization dated August 20, 1998 among the Company, EPub Holdings, Inc., Email Publishing Inc., certain stockholders of Email Publishing Inc. and Chase Manhattan Bank & Trust Company, National Association(1).

      2.2 Agreement and Plan of Reorganization dated November 18, 1998 among the Company, DB Acquisition Corp., Distributed Bits L.L.C., Derek Scruggs and DBI L.L.C. as the Member Representative and Chase Manhattan Bank & Trust Company, National Association(2).

      3.1 Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation.

      99.1       Press Release dated December 16, 1998.

------------
(1) Incorporated herein by reference to the Company's Current Report on Form 8-K, as filed with the Commission on August 25, 1998.

(2) Incorporated herein by reference to the Company's Current Report on Form 8-K, as filed with the Commission on November 30, 1998.